UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 11, 2003 (July 10, 2003)

UNITED SECURITY BANCSHARES
Exact name of registrant as specified in its charter

CALIFORNIA State or other jurisdiction of incorporation

000-32987 Commission File Number	91-2112732 I.R.S. Employer Identification No.

1525 E. Shaw Avenue, Fresno, CA 93710 Address of principal executive offices

Registrant’s telephone number, including area code 559-248-4943

Item 7. Financial Statements and Exhibits:

(a) Financial statements:

Not applicable

(b) Pro forma financial information:

Not applicable

(c) Exhibits:

Exhibit 99.1 - Press release dated July 10, 2003

Item 9. Regulation FD Disclosure:

On July 10, 2003, United Security Bancshares issued a press release concerning its results of operations and financial condition as of and for the calendar quarter ended June 30, 2003. This information is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K. A copy of the press release is furnished herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2003	United Security Bancshares By: /s/ Ken Donahue Ken Donahue Senior Vice President & Chief Financial Officer